Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-151805    HV-6776 - Premier Innovations
_____________________________
Supplement dated October 24, 2023 to your Prospectus dated May 1, 2023
This Supplement dated October 24, 2023 amends certain information contained in the Prospectus dated May 1, 2023 .
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the Allspring Core Bond Fund - Class A, American Funds The Income Fund of America® - Class R3 and Fidelity Advisor® Real Estate Fund - Class M shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Intermediate Core Bond	Allspring Core Bond Fund - Class A* Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.70%	-13.72%	-0.32%	0.74%
US Fund Allocation-- 70% to 85% Equity	American Funds The Income Fund of America® - Class R3 Adviser: Capital Research and Management Company Subadviser: N/A	0.91%	-6.76%	5.03%	7.10%
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	1.31%	-28.25%	0.99%	4.39%
* This Fund’s Current Expenses reflect a temporary fee reduction.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023 . Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-57-HV6776